Exhibit 31.4

                           THERMO ELECTRON CORPORATION

      CERTIFICATION REQUIRED BY EXCHANGE ACT RULES 13a-14(a) and 15d-14(a),
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Peter M. Wilver, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-Q/A of Thermo Electron Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  August 29, 2005


                                      /s/ Peter M. Wilver
                                      ------------------------------------------
                                      Peter M. Wilver
                                      Vice President and Chief Financial Officer